AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON 4/30/98

                                                       FILE NOS:   2-28049
                                                                   811-1586

                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549

                                    FORM N-1A
                                    ---------

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /

             Pre-Effective Amendment No. _______              /   /

             Post-Effective Amendment No. 48                  / X /

                                     and/or

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY       / X /
    ACT OF 1940

                                Amendment No. 48

                        (Check appropriate box or boxes.)

                             THE KAUFMANN FUND, INC.
                             -----------------------
               (Exact name of Registrant as Specified in Charter)

                         140 E. 45TH STREET, 43RD FLOOR
                            NEW YORK, NEW YORK 10017
                            -------------------------
                     (Address of Principal Executive Office)

               Registrant's Telephone Number, including Area Code:
                                  212-922-0123
                                  ------------

            MARTIN V. MILLER, ESQUIRE, 140 E. 45TH STREET, 43RD FLOOR
                     NEW YORK, NEW YORK 10017 - 212-922-0123
                      ------------------------------------
                     (Name and Address of Agent for Service)

            Approximate Date of Proposed Public Offering: As soon as practicable following effective date.


It is proposed that this filing will become effective (check appropriate box):

/ X /    immediately upon filing pursuant to paragraph (b)

/   /    on (DATE) pursuant to paragraph (b)

/   /    60 days after filing pursuant to paragraph (a)(1)

/   /    on (date) pursuant to paragraph (a)(1)

/   /    75 days after filing pursuant to paragraph (a)(2)

/   /    on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/   /    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         A Rule 24f-2 Notice for the year ended December 31, 1997 was filed on March 26, 1998.


TOTAL NUMBER OF PAGES ____
EXHIBIT INDEX BEGINS
ON PAGE               ____

                                    FORM N-1A
                                    ---------

                              CROSS REFERENCE SHEET
                              ---------------------


Form N-1A PART A
----------------

ITEM #                                  PROSPECTUS LOCATION
------                                  -------------------

1.   Cover Page....................     Cover Page

2.   Synopsis......................     Summary and Fee Table

3.   Condensed Financial                Schedule of Selected per Share
     Information...................     Data and Ratios, Financial Highlights

4.   General Description of             The Fund, Investment Objective
     Registrant....................     and Policies, The Investment
                                        Policies Particularized,
                                        Investment Risks, Portfolio
                                        Turnover

5.   Management of the Fund........     Management of the Fund

5A.  Management Discussion of           Management's Discussion of
     Fund Performance..............     Fund Performance

6.   Capital Stock and Other
     Securities.....................    Capital Stock

7.   Purchase of Securities             Purchase of Fund Shares,
     Being Offered..................    Account Statements,
                                        Determination of Net Asset
                                        Value, Distribution Plan,
                                        Special Investor Services,
                                        Service Fees

8.   Redemption or
     Repurchase......................   Redemption of Shares

9.   Pending Legal Proceedings.......   N/A

FORM N-1A PART B
----------------

                                   LOCATION IN STATEMENT
ITEM #                             OF ADDITIONAL INFORMATION
------                             -------------------------

10.  Cover Page..............      Cover Page

11.  Table of Contents.......      Table of Contents

12.  General Information           See Item "The Fund" in
     and History.............      Prospectus

13.  Investment Objectives         Investment Objective and
     and Policies............      Policies, Investment
                                   Restrictions

14.  Management of the Fund..      Management of the Fund

15.  Control Persons and
     Principal Holders of          Principal Holders of
     Securities..............      Securities

16.  Investment Advisory           Investment Advisory Services,
     and Other Services......      Custodian, Auditor, See item
                                   "Transfer Agent and Custodian"
                                   in Prospectus
17.  Brokerage Allocation and
     Other Practices.........      Brokerage Allocation

18.  Capital Stock and             See item "Capital Stock" in
     Other Securities........      Prospectus

19.  Purchase, Redemption and      Purchase and Redemption of
     Pricing of Securities         Shares, Special Investor
     Being Offered............     Services, Distribution Plan.
                                   See "Purchase of Fund Shares" and
                                   "Determination of Net Asset Value"
                                   in Prospectus

20.  Tax Status...............     Taxes, Dividends and Capital
                                   Gains, See same heading in Prospectus

21.  Underwriters.............     N/A

----------------------------

                                   LOCATION IN STATEMENT
ITEM #                             OF ADDITIONAL INFORMATION
------                             -------------------------

22.  Calculations of Performance   Additional Performance Information
     Data......................    for the Fund

23.  Financial Statements......    Financial Statements

FORM N-1A PART C
----------------

ITEM #                             LOCATION IN PART C
------                             ------------------

24.  Financial Statements          Financial Statements and
     and Exhibits...........       Exhibits

25.  Persons Controlled by
     or Under Common Control       Persons Controlled by or Under
     with Registrant........       Common Control with Registrant

26.  Number of Holders of          Number of Holders of
     Securities.............       Securities

27.  Indemnification........       Indemnification

28.  Business and Other
     Connections of                Business and Other Connections
     Investment Advisor.....       of Investment Advisor

29.  Principal Underwriter..       Principal Underwriter

30.  Location of Accounts          Location of Accounts and
     and Records............       Records

31.  Management Services....       Management Services

32.  Undertakings...........       Undertakings

                   T H E   K A U F M A N N   F U N D,   I N C.

                               P R O S P E C T U S

                               M A Y  1,   1 9 9 8
                   __________________________________________

                                     PART A

PROSPECTUS                                                           MAY 1, 1998


                             THE KAUFMANN FUND, INC.


                        140 EAST 45TH STREET, 43RD FLOOR
                            NEW YORK, NEW YORK 10004
                                 (212) 922-0123

FOR HELP IN COMPLETING        QUESTIONS CONCERNING         FOR CURRENT NET ASSET
YOUR APPLICATION:             SHAREHOLDERS ACCOUNTS:       VALUE PER SHARE:
1-800-261-0555                1-800-261-0555               (212) 661-4699

INVESTMENT OBJECTIVE - CAPITAL APPRECIATION

The Fund seeks capital appreciation by investing principally in common stocks.

SHARE SALES AT NET ASSET VALUE

Shares are sold at net asset value. The Fund has adopted a Rule 12b-1 plan whereby up to .75% of the Fund's assets per year may be utilized currently for distribution expenses. The Fund charges 0.2% in connection with each redemption of Fund shares acquired after February 1, 1985.

MINIMUM INITIAL INVESTMENT

The minimum initial investment is $1,500 for regular accounts. For IRA accounts, for Automatic Investment Plans and for Payroll Deduction Plans the minimum initial investment is $500.

PLANS AVAILABLE

The Fund offers Automatic Investment Plans, Payroll Deduction Plans, Systematic Withdrawal Accounts and The Kaufmann/Reserve Fund Money Market Switch Plan. The Fund also offers Individual Retirement Accounts ("IRA"s), 401(k) and 403(b) Plans. See "Special Investor Services," page ___.

The Prospectus sets forth concisely, the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read and retain this prospectus for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge. A Statement of Additional Information, dated the date of this Prospectus, is hereby incorporated by reference into this Prospectus and is available without charge upon request to the Fund at the address or telephone number shown above. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the SEC.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                         Page(s)

SUMMARY   .    .    .    .    .    .    .    .    .    .    .

FEE TABLE .    .    .    .    .    .    .    .    .    .    .

CONDENSED FINANCIAL INFORMATION    .    .    .    .    .    .

THE FUND  .    .    .    .    .    .    .    .    .    .    .

INVESTMENT OBJECTIVES AND POLICIES .    .    .    .    .    .

THE INVESTMENT POLICIES PARTICULARIZED  .    .    .    .    .

INVESTMENT RISKS    .    .    .    .    .    .    .    .    .

PORTFOLIO TURNOVER. .    .    .    .    .    .    .    .    .

MANAGEMENT OF THE FUND . .    .    .    .    .    .    .    .
     Investment Advisor  .    .    .    .    .    .    .    .

PURCHASE OF FUND SHARES  .    .    .    .    .    .    .    .
          By Mail   .    .    .    .    .    .    .    .    .
          By Telephone   .    .    .    .    .    .    .    .
          By Bank Wire   .    .    .    .    .    .    .    .
          Through Broker-Dealers   .    .    .    .    .    .
          General   .    .    .    .    .    .    .    .    .

Account Statements  .    .    .    .    .    .    .    .    .

REDEMPTION OF SHARES     .    .    .    .    .    .    .    .
          General   .    .    .    .    .    .    .    .    .
          Good Order for Redemption Requests .    .    .    .
          By Mail   .    .    .    .    .    .    .    .    .
          By Telephone, Telegram or Overseas
            Cable   .    .    .    .    .    .    .    .    .
          Accuracy of Investor Account Information     .    .
          Redemption at the Option of the Fund    .    .    .
          Redemption in Kind  .    .    .    .    .    .    .

TAXES, DIVIDENDS AND CAPITAL GAINS .    .    .    .    .    .

CAPITAL STOCK  .    .    .    .    .    .    .    .    .    .

                                                                         Page(s)

DETERMINATION OF NET ASSET VALUE   .    .    .    .    .    .

SPECIAL INVESTOR SERVICES     .    .    .    .    .    .    .
     Money Market Switch Plan .    .    .    .    .    .    .
     Automatic Investment and
     Systematic Withdrawal Plans   .    .    .    .    .    .
     Retirement Plans and IRA Accounts  .    .    .    .    .
     Shareholder Statements and Reports .    .    .    .    .

DISTRIBUTION PLAN   .    .    .    .    .    .    .    .    .

SHAREHOLDER SERVICING AND TRANSFER AGENT
AND CUSTODIAN  .    .    .    .    .    .    .    .    .    .

APPLICATION    .    .    .    .    .    .    .    .    .    .

                                     SUMMARY

THE FUND

     The Kaufmann Fund, Inc. (the "Fund") is an open-end, diversified management investment company the investment objective of which is capital appreciation. Production of income is incidental to this objective. The Fund seeks to achieve its investment objective by investing in common stocks, convertible preferred stocks and bonds including convertible bonds.

     The Fund may also invest, subject to specific percentage limitations, in warrants, options, restricted securities, the securities of foreign issuers and in the securities of other investment companies. The Fund may also engage, again subject to specific percentage limitations, in short selling and in leveraging. These investment policies are deemed to be speculative. (See the text under the caption "Investment Objective and Policies" pages ____ through ____ of the Prospectus and under the caption "Investment Objective, Policies and Restrictions", pages ____ through ____ of the Statement of Additional Information, for detailed information.)

PURCHASE OF SHARES

     Shares of the Fund are sold at net asset value. Shares of the Fund may be purchased by mail, by bank wire or telephone, and through broker-dealers (see "Purchase of Shares" at pages ______). The price at which Fund shares are offered to the public will vary with fluctuations in the market value of securities and other assets owned by the Fund.

     The Fund has adopted a distribution plan pursuant to which the Fund may currently incur distribution expenses of up to .75% per year of the Fund's average daily net assets (see "Distribution Plan" at page ____).

     The minimum initial investment is $1,500 ($500 for Individual Retirement Accounts, Payroll Deduction Plans and Automatic Investment Plan accounts) and $50 for 403(b) accounts. Subsequent investments may be made at any time in amounts of $1,000 or more by telephone, (subject to certain restrictions), $100 or more by mail, or $50 or more through the Automatic Investment Plan or, according to your tax situation, for IRA accounts.

     The Fund has available for its investors the following specialized accounts: a Systematic Withdrawal Plan, Automatic Investment Plan, Payroll Deduction Plan, Individual Retirement Accounts ("IRAs"), 401(k) and 403(b) Plans and The Kaufmann/Reserve Fund Money Market Switch Plan (see "Special Investor Services" at page ___).

SERVICE FEES

     The Fund may pay service fees of up to .25% per annum of the Fund's average daily net assets for personal services to customers by broker dealers and for the maintenance of shareholder accounts.

REDEMPTION OF SHARES

     Shares are redeemable at net asset value, as next determined after receipt of a redemption request in proper form. The Fund will impose a redemption fee on Fund shares acquired after February 1, 1985, equal, in the aggregate, to 2/10ths of 1% of the value of the shares redeemed (see "Redemption of Shares" at pages ______).

INVESTMENT ADVISOR

     Edgemont Asset Management Corporation serves as the Fund's investment advisor.

                             The Kaufmann Fund, Inc.
                                    FEE TABLE

     The following table summarizes your maximum transaction costs from investing in the Fund and expenses incurred by the Fund based on its current fiscal year which is a restatement of its most recent completed fiscal year. For a description of these costs and expenses, see "Management of the Fund" at page __, and "Distribution Plan" at page __ in this Prospectus. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods.

SHAREHOLDER TRANSACTION EXPENSES:
    Sales Load Imposed on Purchases ...........................  None
    Sales Load Imposed on Reinvested Dividends ................  None
    Deferred Sales Load Imposed on Redemptions ................  None
    Redemption Fees (As a Percentage of Amount Redeemed,
      If Applicable) ..........................................  0.2%(a)

ANNUAL FUND OPERATING EXPENSES (As a Percentage of Average
    Net Assets):
    Management Fees ........................................... 1.50%
    12b-1 Fees ................................................ 0.29%(b)(d)
    Service Fees .............................................. 0.08%
    Interest Expense .......................................... 0.01%
    Other Expenses (after expense reimbursement)............... 0.01%(c)
                                                                ----
    Total Fund Operating Expenses ............................. 1.89%

(a) The Fund imposes a 2/10ths of 1% (0.2%) redemption fee on the redemption price of the Fund's capital stock shares that are redeemed, if such shares were purchased after February 1, 1985.
(b) Long-term shareholders may pay more than the economic equivalent of the maximum permitted front-end sales charges.
(c) Edgemont Asset Management Corporation voluntarily agreed to assume certain expenses of the Fund that exceeded 2 1/2% of the first $30 million; 2% of the next $70 million and 1 1/2% of all in excess of $100 million. Absent such waivers and/or reimbursements, Other Expenses would have been 0.13% and Total Fund Operating Expenses would have been 2.01%. Edgemont Asset Management Corporation may agree to assume such expenses in the current year.
(d) Management has agreed to limit expenditures under the 12b-1 plan to .40% of the Fund's net assets for its 1998 fiscal year.

EXAMPLES:
     As an investor in the Fund, you would incur the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) a redemption fee equal to 0.2%, and (3) redemption at the end of each period:

              1 Year     3 Years     5 Years     10 Years
              ------     -------     -------     --------
               $21         $61        $104         $224

     Your $1,000 investment would incur the following expenses, assuming 5% annual return but no redemption:

              1 Year     3 Years     5 Years     10 Years
              ------     -------     -------     --------
               $19         $59        $102         $221

     The table is provided to assist you in understanding the costs and expenses of investing in the Fund and your share of the operating expenses which the Fund incurs. The table and examples are based on the operating expenses for the Fund's current fiscal year which is a restatement of its last fiscal year. The table and examples do not represent past or future expense levels, and actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return has varied.

                             The Kaufmann Fund, Inc.
                              FINANCIAL HIGHLIGHTS
   Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                      Year Ended December 31,
                        ------------------------------------------------------------------------------------------------------------
                           1997       1996         1995         1994       1993       1992       1991      1990      1989     1988
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year       $5.34       $5.05        $3.76        $3.45      $2.95      $2.65      $1.53     $1.63     $1.11    $0.70
----------------------------------------------------------------------------------------------------------------------------------
Income From Investment
 Operations:
Net Investment
 Income (Loss)          (0.060)     (0.030)      (0.060)       (0.06)    (0.049)     (0.05)     (0.05)    (0.04)    (0.03)     -
Net Realized and
 Unrealized Gain
 (Loss) on Investments   0.795       1.083        1.445         0.37      0.584       0.35       1.25     (0.06)     0.55     0.41
                      --------  ----------   ----------   ----------   --------   --------   --------   -------   -------   ------
Total From Investment
 Operations              0.735       1.053        1.385        0.310      0.535       0.30       1.20     (0.10)     0.52     0.41
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
From Net Investment
 Income                  0.205           -            -            -         -           -          -         -         -        -
From Net Realized Gain       -       0.263        0.095            -      0.035          -       0.08         -         -        -
                      --------  ----------   ----------   ----------   --------   --------   --------   -------   -------   ------
Total Distributions      0.205       0.263        0.095         0.00      0.035       0.00       0.08      0.00      0.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 End of Year             $6.37       $5.84        $5.05        $3.76      $3.45      $2.95      $2.65     $1.53     $1.63    $1.11
----------------------------------------------------------------------------------------------------------------------------------

Total Return             12.59%      20.91%       36.84%        8.99%     18.18%     11.32%     79.18%    (6.14)%   46.85%   58.57%

----------------------------------------------------------------------------------------------------------------------------------
Ratios and
 Supplemental Data:

Net Assets, End of
 Year (In Thousands) $6,008,161  $5,341,311   $3,163,310   $1,592,551   $966,632   $314,371   $141,134   $39,711   $36,370   $5,731
Ratio of Expenses
 (After Expense
 Reimbursement)
 to Average Net
 Assets (%)               1.89%       1.93%        2.17%        2.29%      2.53%      2.94%      3.64%     3.45%     2.36%    2.00%
Ratio of Interest
 Expense to Average
 Net Assets (%)           0.01%       0.01%        0.01%        0.02%      0.03%      0.08%      0.52%        -         -        -
                      --------  ----------   ----------   ----------   --------   --------   --------   -------   -------   ------
Ratio of Expenses
 (After Expense
 Reimbursement Less
 Interest Expense)
 to Average Net
 Assets (%)               1.88%       1.92%        2.16%        2.27%      2.50%      2.86%      3.12%     3.45%     2.36%    2.00%
Ratio of Net
 Investment Income
 (Loss) to Average
 Net Assets (%)           1.00%      (0.82)%      (1.24)%      (1.58)%    (1.34)%    (1.74)%    (1.96)%   (2.56)%   (1.41)%  (0.23)%
Portfolio Turnover
 Rate (%)                   65%         72%          60%          47%        55%        51%       128%      195%      202%     343%
Average Commission Rate+ $0.07       $0.09           --           --         --         --         --        --        --       --
Shares Outstanding
 at End of Year
 (In Thousands)        942,699     914,522      626,600      424,108    280,157    106,469     53,225    25,980    22,268    5,171
------------------------------------------------------------------------------------------------------------------------------------
Borrowings:

Debt Outstanding at
 End of Year             -            -            -            -   $49,000,000 $4,015,965 $3,017,622      -         -         -
Average Debt
 Outstanding
 During the Year         -            -            -      $3,776,120  4,563,115  3,260,421  2,149,395      -         -         -
Average Number of
 Shares Outstanding
 During the Year
 (In Thousands)          -            -            -         333,175    182,699     79,977     32,294      -         -         -
Average Debt Per Share
 During the Year         -            -            -           $0.01      $0.03      $0.04      $0.06      -         -         -

+For fiscal years beginning on or after September 1, 1995, the Fund's average commission rate per share for security trades on which commissions are charged requires disclosure.

This information has been examined and reported on by Sanville & Company, Independent Public Accountants, for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989, by Stavisky, Knittle, Isaacs &
Dichek, Independent Public Accountants, for the years ended December 31, 1988.

                                    THE FUND

     The Kaufmann Fund, Inc. (the "Fund"), originally incorporated as a New York corporation on September 11, 1967, became dormant over the years and did not again become operational until 1985 when present management assumed control. In February, 1993 the Fund was reorganized as a Maryland corporation with the same investment management. The Fund's offices are at 140 E. 45th Street, 43rd Floor, New York, NY 10017, and its telephone number is (212) 922-0123. The Fund is an open-end, diversified, management investment company, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, it invests the monies received from the sale of its shares in a portfolio of securities.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Fund is capital appreciation. Production of income is incidental to this objective. There is no assurance that the Fund will achieve its investment objective.

     Among factors the Fund considers when selecting investments in companies are (i) the growth prospects for a company's products, (ii) the economic outlook for its industry, (iii) a company's new product development, (iv) its operating management capabilities, (v) the relationship between the price of the security and its estimated fundamental value, (vi) relevant market, economic and political environments, and (vii) financial characteristics such as balance sheet analysis and return on assets.

     The Fund's principal investments are in common stocks, convertible preferred stocks and bonds, including convertible bonds. The Fund may not invest in real estate limited partnership interests but may invest in master limited partnership interests that are traded on a national securities exchange. The Fund may also invest up to 5% of net assets in warrants, up to 25% of the Fund's net assets in the securities of issuers domiciled in foreign countries and engage in the purchase and sale of put and call options in an amount of up to 10% of its net assets. The Fund may make short sales of securities in an aggregate amount not greater than 25% of net assets, and may borrow up to 33-1/3% of net assets. For the leverage obtained by and the restrictions on borrowing, including the risks thereof, see "Borrowing to Purchase Securities (Leverage)" at page ____. For the risks involved in investing in foreign securities, see "Foreign Securities" page ____. For the risks involved in engaging in short sales and investing in warrants see the text under the captions "Short Sales and Hedging Operations" page ____ and "Warrants" page ____. For the risks involved in investing in options, see the text under the caption "Risks Relating to Options" page ____ in the Statement of Additional Information. The Fund's investment policies concerning options, restricted securities, short sales, warrants, foreign securities and short-term investing may be changed without shareholder approval.

     The Fund invests primarily in the securities of small and medium-sized companies (those with sales of less than $500 million) which fall outside of the Standard & Poor's 500 Index of securities and which securities may be speculative. The Fund acquires securities on national security exchanges, on NASDAQ, and in the over-the-counter market, including new issues, and may invest up to 10% of its net assets in restricted securities, i.e., securities which are not readily marketable, and in repurchase agreements which mature in seven days or more. The Fund may also invest up to 10% of its total assets in securities of other registered investment companies. When the Investment Advisor so determines, the Fund reserves the right to invest, from time to time, temporarily for defensive purposes, an unlimited portion of its assets in investment grade debt securities (rated AA by Standard & Poor's Corp. and Aa by Moody's Investor Services, Inc.), United States Government securities and certificates of deposit, and to hold cash. When the Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.

     Reference is made to the Statement of Additional Information for additional descriptions of the Fund's investment policies concerning investing in the shares of other investment companies, investing in repurchase agreements, the purchase and sale and the writing of put and covered call options.

                     THE INVESTMENT POLICIES PARTICULARIZED

DIVERSIFICATION

     The Fund is a diversified investment company. A diversified company is one which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such company and not more than 10% of the outstanding voting securities of such issuer.

     A company which meets these requirements shall not lose its status as a diversified company because of any subsequent discrepancy between the value of its various investments and the requirements, so long as any such discrepancy existing immediately after its acquisition of any security or other property is neither wholly nor partly the result of such acquisition.

CONCENTRATION

     While the Fund will not concentrate its investments, it has reserved the right to invest up to 25% of the value of its total assets in a particular industry. This policy of concentration may not be changed without shareholder approval.

OPTIONS

     The Fund may write, purchase and sell put and covered call options, and may engage in strategies employing combinations thereof. Purchases by the Fund of put and call option contracts will be conducted so that immediately after purchase of any such contract the aggregate sum represented by premiums paid for such option contracts then held by the Fund, after deducting the proceeds of covered options sold, will not exceed 10% of the Fund's net assets.

     A put option purchased by the Fund constitutes a hedge against a decline in the price of a security owned by the Fund. A call option constitutes a hedge against an increase in the price of a security which the Fund has sold short. Gains and losses on investments in options depend on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors. Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. The maximum loss exposure involved in the purchase of an option is the cost of the option contract.

     See page ___ of Statement of Additional Information for further details.

BORROWING TO PURCHASE SECURITIES (LEVERAGE)

     The Fund may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case.

     The Fund may borrow money only from banks and only if, immediately after the borrowing, the value of its net assets (including borrowings), less its liabilities (excluding borrowings but including securities borrowed in connection with short sales) is at least 300% of the amount of the borrowing, plus all other outstanding borrowings. The amount the Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make a loan for the purpose of buying or carrying "margin stocks" if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the "maximum loan value" of the collateral securing the loan. "Margin stock" includes, among other securities, stocks registered or having unlisted trading privileges on a national securities exchange, any equity security not traded on a national securities exchange which the Federal Reserve Board has determined has the characteristics to warrant being traded on a national securities exchange, options and warrants to acquire margin stock and debt convertible into a margin stock or carrying a warrant or right to purchase a margin stock. A maximum loan value is assigned by the Federal Reserve Board to specified types of collateral. Puts, calls and combinations of puts and calls essentially have no loan value.

     If, for any reason, (including adverse market conditions) the Fund fails to meet this asset coverage test, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of the Fund's portfolio securities at a time when it is disadvantageous to do so.

RESTRICTED SECURITIES

     The Fund may invest up to 10% of the value of its net assets in restricted securities (including repurchase agreements with maturities of over seven days) or other illiquid assets. Restricted securities are securities which, at any particular time, may not be readily and publicly marketable. In valuing such securities for purposes of computing net asset value, the Board of Directors, or a person or persons acting under the authority of the Board of Directors, will be required to make a good faith determination of current value which, in all cases, will be at a discount from the market value of the same type of securities of the same company which are not subject to restrictions. The amount of the discount is based upon the difference between the negotiated price paid for such securities and the market value of the unrestricted securities at the time the purchase is agreed upon, but may be increased or reduced, from time to time, by the Board of Directors, or a person or persons acting under the authority of the Board of Directors. It is often difficult to sell restricted securities at a price approximating what is deemed to be their current value. In addition, there is often a considerable time gap between the decision to sell restricted securities and the actual sale, which time gap can adversely affect the price obtainable.

     If and when the Fund sells any restricted securities, it may be deemed an "underwriter" within the meaning of the Securities Act of 1933 with respect thereto, and registration under the Securities Act of 1933 may be required, in which case, the Fund may have to bear the expenses of such registration if the issuer or other person from whom the Fund acquired such securities has not agreed to bear such expenses. Such expenses of registration may be substantial. Other than as described, the Fund may not underwrite the securities of other issuers.

     The Fund may also invest in securities eligible for resale under Rule 144A of the Securities Act of 1933 ("144A securities"). This Rule allows certain qualified institutional buyers, such as the Fund, to trade in privately placed securities despite the fact that such securities are not registered under the Securities Act. The Fund's investment advisor, acting pursuant to procedures adopted by the Board, will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, the nature of the securities and the marketplace trades.

     A Rule 144A security may become illiquid after purchase and the Fund's Board of Directors will then determine what, if any action, is required.

SHORT SALES

     The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as short term capital gain or loss.

     Since short selling can result in profits when stock prices generally decline, the Fund in this manner, can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes. Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales. Among the factors which management may consider in making short sales are a decreasing demand for a company's products, lower profit margins, lethargic management, and a belief that a disparity exists between the price of the security and its underlying assets or other values.

     No short sale will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. The value of the securities of any one issuer that have been shorted by the Fund is limited to the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. In addition, to secure the Fund's obligation to replace any borrowed security, it will place in a segregated account, an amount of cash or U. S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale, and any cash or U. S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). The Fund will thereafter maintain daily the segregated amount at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short, or the market value of the securities at the time they were sold short. The Fund may make short sales "against the box", i.e., short sales made when the Fund owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation.

     The Fund may only engage in short sale transactions in securities listed on one or more national securities exchanges or on NASDAQ.

WARRANTS

     The Fund also may invest up to 5% of its net assets in warrants. Included within this amount, but not to exceed 2% of the value of the Fund's net assets may be warrants which are not listed on the New York or American Stock Exchanges. A reason for investing in warrants is to permit the Fund to participate in an anticipated increase in the market value of a security without having to purchase the security to which the warrants relate. Warrants convey no rights to dividends or voting rights, but only an option to purchase equity securities of the issuer at a fixed price. If such securities appreciate, the warrants may be exercised and sold at a gain, but a loss will be incurred if such securities decrease in value or the term of the warrant expires before it is exercised. The 5% limitation does not include warrants acquired by the Fund in units or attached to other securities.

FOREIGN SECURITIES

     Investments will be made primarily in securities of companies domiciled in the United States, but the Fund has authority to make investments in securities of issuers domiciled in foreign countries. Such securities involve risks that are different from those of domestic issuers, including the possibilities of (i) different political and economic developments, (ii) imposition of governmental restrictions, (iii) curtailment of dividends or principal through the use of currency blockage at the source, and (iv) nationalization, expropriation of the issuer or confiscatory taxation, (v) less regulation of business and industry practices, and (vi) higher brokerage commissions. Such securities also involve other considerations such as the then current exchange rate if such issuer does not pay interest or dividends in U.S. dollars. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer, trading volume may be substantially less and more volatile, there may be less publicly available information about the foreign issuer, and foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.

     Not more than 25% of the Fund's net assets may be invested in the securities of issuers domiciled in foreign countries.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, the Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

     The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

     The  Fund  will  not  lend  its  portfolio   securities  to  Bowling  Green
Securities, Inc., a broker-dealer affiliated with the Investment Advisor.

     Other than as set forth above, the Fund will not make loans, except that the Fund may purchase a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issue of the securities.

SHORT TERM INVESTMENTS

     The Fund may make short term investments when it is deemed desirable to do so. The Fund may, from time to time, sell a security without regard to the length of time that it has been held in order to realize a profit or to avoid an anticipated loss. Short term transactions produce higher portfolio turnover rates than would otherwise be the case, resulting in the likelihood of larger expenses (including brokerage commissions) than are incurred by mutual funds which engage only in long term transactions.

There is, of course, no assurance that the Fund will obtain any gains from its short term investments.

                                INVESTMENT RISKS

     The Fund is subject to certain types of risks. It is subject to the risks of the securities markets in which the portfolio securities of the Fund are traded. Securities markets are cyclical and the prices of the securities traded in such markets rise and fall at various times. These cyclical periods may extend over significant periods of time.

     The Fund is also subject to the risk that the Manager will not be successful in managing the Fund's portfolio. The Manager will make decisions on buying, selling or holding portfolio securities based upon the skills of the Manager in interpreting the available economic, financial and market data.

     Investors should be aware that an investment in small cap companies may be more volatile than investments in companies with greater capitalization. The securities of small cap companies often trade less frequently and in more limited volume, and may be subject to more abrupt or erratic price movements, than securities of larger, more established companies. Such companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

     Investors should be aware that the investment techniques of the Fund will entail greater than average risk to the extent such techniques are utilized. Many of these techniques, such as short sales, borrowing money for investment, the purchase and sale of put and call options, investment in restricted securities and foreign securities, the lending of portfolio securities and trading over a short term period are considered to be of a speculative nature and to the extent put into effect, will result in greater turnover of the Fund's portfolio securities and greater expense than is customary for most mutual funds.

     Because of the nature of the Fund, the Fund's shares should not be considered as a complete investment program. When considering an investment in the Fund, each investor should take into consideration his or her investment objectives and present and future financial needs as the Fund assumes an above average risk of loss. The value of the Fund's shares tends to fluctuate to a greater degree than the shares of funds utilizing more conservative investment techniques or those having as investment objectives, the conservation of capital and/or the realization of current income. Accordingly, the Fund is not an appropriate vehicle for a short term investor or for those investors having immediate financial requirements. Rather, the Fund is designed for those investors who invest for the long term and have the financial ability to undertake greater risk.

     Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Edgemont and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Edgemont is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                               PORTFOLIO TURNOVER

     Because the Fund's investment approach stresses sensitivity to changes in the current and projected earnings of the companies represented in its portfolio and the effect of these changes in the market, the Fund's portfolio turnover rates may vary significantly from year to year. Moreover, purchases and sales of the Fund's shares may influence portfolio turnover rates.

     The Fund's portfolio turnover rate may vary significantly from year to year as well as within the year. A 100% turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced in a period of one year. A greater portfolio turnover rate reflects a greater number of securities transactions. The gain realized on a greater number of portfolio transactions will be subject to tax. The Fund will be liable for the tax on such gains unless distributed and, if distributed, shareholders may be proportionately liable (see "Taxes, Dividends and Capital Gains", page ____). High portfolio turnover involves correspondingly greater brokerage commission costs to the Fund. Turnover can be expected to be higher than normal during periods when market fluctuations are more pronounced. To the extent that the Fund's portfolio transactions are effected through Bowling Green Securities, Inc. as broker, any increase in portfolio activity may be beneficial to that firm (and its owner Hans P. Utsch) because of brokerage commissions payable in connection therewith. See "Brokerage Allocation" and "Taxes, Dividends and Capital Gains" on pages ___ and ___ of the Statement of Additional Information. For 1995, the Fund had a portfolio turnover rate of 60%, for 1996 of 72% and for 1997 of 65%.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

     The Board of Directors has overall responsibility for the management of the Fund. Edgemont Asset Management Corporation, 140 E. 45th Street, 43rd Floor, New York, New York 10017 ("Edgemont"), is the Fund's investment advisor. Under the terms of the Investment Advisory Agreement, Edgemont, for the fee described below, provides investment management services to the Fund. Edgemont is responsible for the overall management of the Fund's business affairs. Edgemont has served as investment advisor to the Fund or its predecessor since 1986.

     Mr. Hans P. Utsch is Chairman of the Board, a Director and Secretary and Mr. Lawrence Auriana is a Director, President and Treasurer of Edgemont. Mr. Utsch has been engaged in the securities business since 1962 as an analyst, money manager and investment banker. Mr. Auriana has been engaged in the securities business since 1965 as an analyst, broker and venture capitalist. Messrs. Utsch and Auriana co-founded Edgemont in August, 1984, and they have been responsible for managing the Fund's portfolio since March 15, 1985. Neither of them acts as a portfolio manager of any other fund or investment company.

     The  Annual  and  Semi-Annual   Reports  of  the  Fund  contain  additional
performance information; a copy will be made available upon request and without charge. They are also available on the Fund's Web site: www.kaufmann.com.

     Edgemont (i) determines the composition of the Fund's portfolio, the nature and timing of the changes therein, and the manner of implementing such changes, and (ii) provides the Fund with such investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment of its funds.

Edgemont performs such duties in accordance with any directions it may receive from the Fund's Board of Directors.

     The Fund has permitted Edgemont to use Bowling Green Securities, Inc. ("Bowling Green") as one of the Fund's principal brokers for exchange traded securities transactions only. Mr. Utsch is the owner of Bowling Green; Mr. Auriana serves as a registered representative of Bowling Green. Any use of Bowling Green must be in compliance with Section 17(e) of the Investment Company Act and the rules thereunder and in accordance with procedures laid down by the Board of Directors.

     Edgemont will receive a fee, payable monthly, for the performance of its services at an annual rate of 1-1/2% of the average net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares. The advisory fee is higher than that charged by most other management investment companies.

     The Fund's total expenses for the year ending December 31, 1997, before expense reimbursement were $113,805,469; the net expenses after reimbursement were $107,216,137 or 1.89% of average net assets after expense reimbursement.

                        PURCHASE OF FUND SHARES

BY MAIL

     ALL PURCHASES MADE BY CHECK SHOULD BE IN U. S. DOLLARS DRAWN ON A U. S. BANK AND MADE PAYABLE TO THE KAUFMANN FUND, INC. OR IN THE CASE OF A RETIREMENT ACCOUNT THE CUSTODIAN OR TRUSTEE. THIRD PARTY CHECKS (CHECKS MADE PAYABLE TO THE INVESTOR AND ENDORSED BY THE INVESTOR TO THE FUND) WILL NOT BE ACCEPTED FOR AN INITIAL PURCHASE OF FUND SHARES. ALSO THIRD PARTY CHECKS FOR SUBSEQUENT INVESTMENTS WILL NOT BE ACCEPTED ABSENT SPECIAL PERMISSION.


     Shares of the Fund may be purchased at the per share net asset value (see p. ___) by sending a completed subscription Application (included in the Prospectus or obtainable from the Fund) to the Transfer Agent, accompanied by a check payable to The Kaufmann Fund, Inc. in payment for shares. SUBSCRIPTION APPLICATIONS SHOULD NOT BE SENT TO THE FUND. SUBSCRIPTION APPLICATIONS SENT TO THE FUND WILL BE FORWARDED TO THE TRANSFER AGENT, AND WILL NOT BE EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT. The price at which the shares will be purchased will be their net asset value as determined after receipt of such subscription by the Transfer Agent. The minimum initial investment by a shareholder is $1,500 ($500 for IRA Accounts, accounts opened under the Automatic Investment Plan and Payroll Deduction Plans) or such lower amount as the Board of Directors of the Fund may, from time to time, establish. Subsequent purchases by mail (minimum of $100) may be made by sending to the Transfer Agent the stub from the shareholder statement with the shareholder's full name and account number along with a check payable to The Kaufmann Fund, Inc. The Fund will not accept mail orders without payment enclosed, nor will the Fund accept a conditional purchase order. THE FUND RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION.

BY TELEPHONE (ONLY FOR INVESTORS WHO HAVE MADE A WRITTEN ELECTION TO DO SO - SEE "GENERAL" BELOW)

     Subsequent investments may be made by telephone by calling the Transfer Agent at (800) 261-0555. Telephone purchase orders from existing shareholders may be placed in an amount ($1,000 minimum or such lower amount as may be established by the Board of Directors) not exceeding $10,000 or seven times the shareholder's then current account balance, whichever is less. Telephone orders will be taken in dollar amounts only, for full and fractional shares. Payment for shares purchased must be received by the Transfer Agent by the third day. No bill will be sent to the investor, and it will be the responsibility of the investor to make payment within the time limitation described herein. If payment is not received by the Transfer Agent, the shareholder's account will be charged for the amount of the purchase.


For assistance, shareholders should call the Transfer Agent at (800) 261-0555. When calling from overseas, please call 1-617-328-5000 and ask for a Kaufmann Customer Representative.

     Investors desiring to make purchases other than by mail or telephone, or to purchase Fund shares in excess of the allowable limits for telephone purchase orders may transmit payment for Fund shares by bank wire (see "By Bank Wire", below).

ACCURACY OF INVESTOR ACCOUNT INFORMATION

     The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording of all telephonic instructions. ASSUMING PROCEDURES SUCH AS THE ABOVE HAVE BEEN FOLLOWED, NEITHER BOSTON FINANCIAL DATA SERVICES, INC., THE FUND'S TRANSFER AGENT, NOR THE FUND WILL BE LIABLE FOR ANY LOSS, COST, OR EXPENSE FOR ACTING UPON AN INVESTOR'S TELEPHONE INSTRUCTIONS. WE SHALL HAVE AUTHORITY, AS YOUR AGENT, TO REDEEM SHARES IN YOUR ACCOUNT TO COVER ANY SUCH LOSS. As a result of this policy, the investor will bear the risk of any loss unless the Fund has failed to follow procedures such as the above.

BY BANK WIRE

     Shares of the Fund may be purchased by domestic or overseas bank wire. The wire order must contain registration instructions (i.e., full names and addresses of all investors, taxpayer identification number, and the account number). Shareholders opening an account must telephone in advance to obtain a new account number. The name of the Fund must appear on the wire for proper credit. The investor must have the bank wire transmitted to State Street Bank & Trust Co., ABA #011000028, for credit to Boston Financial Data Services, Inc. A/C #99050874 further credit

(Kaufmann/Shareholder's A/C# and name). Wires received by the Bank will be executed at the Fund's net asset value per share as next determined after receipt of the wired funds.

     For assistance the shareholder should call the Transfer Agent at (800) 261-0555.

THROUGH BROKER-DEALERS

     Investors may, if they so desire, purchase Fund shares through registered broker-dealers. Such broker-dealers may make a charge to the investor for their services. Such fees and services may vary in amount among broker-dealers, who may impose higher initial or subsequent investment requirements than those established by the Fund. Jack White and Co., Inc. acts as broker-dealer for the Fund in the state of Texas. In Nebraska, Fund shares are available through state qualified broker-dealers.

GENERAL

     After an initial investment, a shareholder may participate in the telephone purchase and redemption service only by making a written election to do so. The election may be on the initial application form or by writing to the Fund, with the shareholder's signature guaranteed. A shareholder who wants to change any telephone service option previously elected may do so by filing with the Fund a letter with instructions with the shareholder's signature guaranteed. (For guarantee instructions, see "Good Order for Redemption Requests" below.)

     ORDER NUMBERS ARE ASSIGNED TO TELEPHONE PURCHASE ORDERS IN ORDER TO DISTINGUISH PAYMENT FOR THOSE PURCHASE ORDERS FROM MAIL PURCHASE ORDERS. IF AN INVESTOR WHO UTILIZES THE TELEPHONE PURCHASE ORDER SERVICE FAILS TO INCLUDE THE ORDER NUMBER ON THE PAYMENT FOR SUCH PURCHASE ORDER, THE INVESTOR SHOULD BE AWARE THAT THE FUND MAY TREAT THIS AS A SEPARATE AND ADDITIONAL PURCHASE ORDER. IF SUCH AN EVENT OCCURS, RESULTING FROM THE INVESTOR'S FAILURE TO INCLUDE THE ORDER NUMBER ASSIGNED TO THE PURCHASE ORDER, THE INVESTOR'S ACCOUNT WILL BE CHARGED FOR ANY LOSS INCURRED FROM THE CANCELLATION OF THE PURCHASE ORDER. IN THE EVENT THE SHAREHOLDER'S ACCOUNT BALANCE IS INSUFFICIENT TO COVER THE LOSS, EDGEMONT ASSET MANAGEMENT CORPORATION WILL REIMBURSE THE FUND FOR THE
DIFFERENCE: CONVERSELY, IF THE CANCELLATION RESULTS IN A GAIN, EDGEMONT ASSET MANAGEMENT CORPORATION WILL BE ENTITLED TO THE GAIN. SEE "ACCURACY OF INVESTOR ACCOUNT INFORMATION" PAGE ____.

     Neither the Fund nor the Transfer Agent will accept checks drawn on a foreign bank unless provision is made for payment through a U. S. bank in U. S. dollars.

     If payment for any purchase order is not received by the Fund or the Transfer Agent, as specified herein, or if the investor's check is not honored upon presentment, the order is subject to cancellation by the Fund, and the purchaser's existing account with the Fund will be immediately charged for any loss incurred.

     While redemption proceeds will normally be paid within 3 days after redemption, if an investor who has purchased Fund shares, either by the issuance of a check or through an automatic investment plan, submits a request for redemption, the Fund's agent will delay payment of the redemption proceeds until it is satisfied that the purchaser's check has cleared, which may take up to 15 days from the date of share purchase.

     In the event that a purchaser's check is returned unpaid for any reason, including from an automatic investment plan, a $20 dishonored check charge will be made against the purchaser's account.


     Each subscriber will be sent a Confirmation Advice in lieu of a stock certificate reflecting full and fractional shares purchased, unless a stock certificate is specifically requested in writing by all registered owners of such shares with their signatures guaranteed (see "Good Order for Redemption Requests" p. ___ for information on signature guarantees). It is recommended to all shareholders that a stock certificate not be requested unless needed for a specific purpose. This eliminates the trouble and expense of safeguarding the stock certificates and the cost of a lost instrument bond in the event of loss or destruction.

     The price for shares purchased will be their net asset value as next determined after receipt of a subscription at the office of the Transfer Agent. The net asset value of Fund shares is determined as of the close of trading on the New York Stock Exchange (which currently is 4:00 P.M. Eastern time) on each day that the Exchange is open for trading. Purchase orders, whether by mail or by telephone or wire, which are received prior to the close of trading on the New York Stock Exchange, will be executed at the net asset value per share as determined as of the close of trading on the New York Stock Exchange on that day. Purchase orders received after the close of trading, or on a day when the New York Stock Exchange is not open for business, will be executed at the net asset value per share next determined.

     The Fund reserves the right to discontinue the acceptance of telephone orders, without notice, and to waive minimum purchase requirements at its discretion. The Fund may also decline to accept any purchase when, in its judgment, acceptance would not be to the advantage or in the best interests of existing shareholders and may, on a case-by-case basis, prohibit or restrict purchase of its shares by an investor whose activity it deems excessive.

     A new account application is included at the end of this Prospectus or can be obtained by writing directly to the Fund.

                                 NET ASSET VALUE

     The Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including dividends and income earned but not yet received) and dividing the result by the total number of outstanding shares in the Fund. For purposes of determining the value of the Fund's portfolio securities, interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Foreign securities traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time the Fund's assets are valued.

     The Fund's portfolio securities are valued primarily based on market quotations, or, if quotations are not available or are deemed not to be representative, then by methods that the Valuation Committee using criteria established by the Board of Directors believes accurately reflects fair value. A pricing service, bank or broker-dealer experienced in such matters may be used to perform the above-described valuation functions.

                               ACCOUNT STATEMENTS

     The Transfer Agent will send the shareholder a confirmation each time the shareholder purchases or redeems shares. Automatic Investment Plan Accounts will receive quarterly statements. The Transfer Agent will also send a statement after the end of each fiscal (calendar) year, which will show all share transactions including dividends and capital gains distributions for that year. The Fund will advise the shareholder annually of how such dividends or distributions are to be characterized for Federal income tax purposes.

                              REDEMPTION OF SHARES

GENERAL

     Shares may ordinarily be redeemed by mail, telephone, telegram, or overseas cable. The redemption price will be the net next asset value per share calculated after receipt of a redemption request in Good Order by the Transfer Agent (see "Determination of Net Asset Value", page ____), and may be subject to a redemption fee of .02%.

GOOD ORDER FOR REDEMPTION REQUESTS

     For a redemption request to be in Good Order it must include: (1) share certificates, if any, endorsed by all registered shareholders for the account exactly as the shares are registered and the signature(s) must be guaranteed, as described below; (2) a "Letter of Instruction", which is a letter specifying the name of the Fund, the number or dollar value of shares to be sold, the name(s) in which the account is registered, and your account number - your Letter of Instruction must be signed by all registered shareholders for the account using the exact names in which the account is registered (IF SHARE CERTIFICATES ARE NOT BEING TRANSMITTED, THEN THE SIGNATURE(S) ON THE LETTER OF INSTRUCTIONS MUST BE GUARANTEED); and (3) other supporting legal documents, as may be necessary, for redemption requests by corporations, estates, trusts, guardianships, custodianships, partnerships, pension and profit sharing plans. SIGNATURE GUARANTEES ARE NOT REQUIRED IF THE AMOUNT BEING REDEEMED IS $30,000 OR LESS. A signature guarantee is a widely recognized way to protect you by guaranteeing the signature on your request. Signature guarantees, when required, must include guarantees for all registered shareholders for the accounts and must be guaranteed by an eligible guarantor. An eligible guarantor is one that is a participant in a STAMP Program (a Securities Transfer Agents Medallion Program).

     Eligible guarantors include banks, securities brokers and dealers, municipal securities dealers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies and savings associations. A SIGNATURE GUARANTEE BY A NOTARY PUBLIC WILL NOT BE ACCEPTED. Please call the Transfer Agent at (800) 261-0555 with questions concerning eligible guarantors.

     There are no special forms for redemption. Shareholders residing abroad may obtain a signature verification from any U.S. Consulate under official seal.

     A fee will be charged on the redemption of shares equal to 0.2% of the redemption price of the shares being redeemed, if such shares were purchased after February 1, 1985. The redemption fee is payable to the Fund out of the redemption proceeds. Redemption fee proceeds will be applied to the Fund's aggregate expenses allocable to providing redemption services, including transfer agent fees, postage, printing, telephone costs and employment costs relating to the handling and processing of redemptions. Any excess fee proceeds will be added to the Fund's assets.

     Payments for shares redeemed will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. However, redemption proceeds will not be transmitted until the investor's personal or bank check for the purchase of Fund shares has cleared. When share purchases are paid for by check or periodic automatic investment, the Transfer Agent will delay payment of the redemption proceeds until it is satisfied that the investor's check has cleared, which may take up to 15 days from the date of share purchase (for telephone purchases, 15 days after the date payment is received). WHERE A SHAREHOLDER SIMULTANEOUSLY REDEEMS SHARES FOR WHICH PAYMENT HAS CLEARED AND SHARES FOR WHICH PAYMENT HAS NOT CLEARED, THE SHAREHOLDER AUTHORIZES THE FUND TO DELAY TRANSMITTAL OF ALL OF THE REDEMPTION PROCEEDS UNTIL ALL PAYMENTS HAVE CLEARED. Where a shareholder elects to have the redemption proceeds transmitted directly to the shareholder's predesignated account at a domestic bank, the proceeds will be sent via Automatic Clearing House ("ACH"). In the event your bank is not an ACH member, the proceeds will be sent by wire. Redemptions of less than $1,000 will be sent to your bank by check. The Transfer Agent will not honor any redemption request that contains a restriction as to the time, date or share price at which the redemption is to be effective.

BY MAIL

     Shares of the Fund may be redeemed by mail by writing directly to the Transfer Agent and enclosing the duly endorsed stock certificate, if one has been issued or by Letter of Instruction, with signatures guaranteed. If the value of the shares being redeemed is greater than $30,000, then the signature(s) on the stock certificate (if one has been issued) or on the Letter of Instruction must be guaranteed. See "Good Order for Redemption Requests" above. There are no special forms for redemption. Shareholders residing abroad may obtain a signature verification from any U.S. Consulate under official seal.

BY TELEPHONE, TELEGRAM OR OVERSEAS CABLE

     Shares of the Fund may be redeemed by calling (800) 261-0555, or by sending a telegram or an overseas cable to the Transfer Agent. When overseas, please call 1-617-328-5000 and ask for a Kaufmann Customer Representative. In order to utilize the procedure for redemption by telephone, telegram or overseas cable, a shareholder previously must have elected this procedure in writing, the shareholder's account must have been opened previously by the shareholder and be reflected as such in the computer records of the Transfer Agent, the stock certificate for shares being redeemed must be held by the Transfer Agent, and the redemption proceeds must be transmitted directly to the shareholder's predesignated account at a domestic bank (see "Good Order for Redemption Requests" above). A shareholder may elect at any time to use the telephone, telegram or overseas cable redemption service. For assistance the shareholder should call the Transfer Agent at (800) 261-0555. When utilizing the telephone, telegram or overseas cable redemption service, the shareholder must give the full name, number of shares to be redeemed and account number or the redemption request will not be processed. See "Accuracy of Investor Account Information,"
p. ____ for information regarding redemptions by telephone.

     With the telephone redemption option, shareholders may be giving up a measure of security that they might otherwise have if they were to redeem their shares in writing. In addition, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired.

     The Fund reserves the right to change without prior notice, any of the procedures for or availability of, telephone service for redemption requests.

REDEMPTION AT THE OPTION OF THE FUND

     If the value of the shares in a shareholder's account is less than $500, the Fund may notify the shareholder that, unless the account is brought up to $500 in value, it will redeem all the shareholder's shares and close the account by paying the shareholder the redemption price (less the redemption fee, if any) and dividends and distributions declared and unpaid at the date of redemption. The Fund will give the shareholder thirty days after it sends the notice to bring the account up to $500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of a shareholder's account drops below $500 as the result of market action.

     The Fund reserves the right to do this because of the expense of maintaining small accounts.

REDEMPTION IN KIND

     The Fund has filed a Notification under Rule 18f-1 under the Investment Company Act, pursuant to which it has undertaken to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000, or
(ii) 1% of the net asset value of the Fund at the beginning of such election period. The Fund intends to also pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed to be in the best interest of the Fund to do so. In making a redemption in kind, the Fund reserves the right to select from each portfolio holding a number of shares which will reflect the portfolio make-up and the value of which will approximate as closely as possible, the value of the Fund shares being redeemed, or to select from one or more portfolio investments, shares equal in value to the total value of the Fund shares being redeemed: any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the disposition of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Fund shares tendered for redemption.

                       TAXES, DIVIDENDS AND CAPITAL GAINS

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, as amended, with the result that taxable income of the Fund will be reduced by the amount of distributions to shareholders. The Fund intends to distribute all of its net investment income and net capital gains, if any, annually. If necessary to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31 are deemed to have been paid by the Fund and received by shareholders on December 31st of the prior year. Such income dividends and capital gains distributions, as may be paid, will be reinvested in shares of the Fund at net asset value or, at the election of each shareholder, paid in cash. Unless the shareholder specifically instructs otherwise, all such dividends and distributions will be reinvested in additional shares of the Fund, at net asset value. Dividends and distributions are taxable to the shareholder whether taken in cash or reinvested in additional shares.

     Distributions of income dividends and short-term capital gains are taxable to the shareholders as ordinary income. Dividends (but not capital gains) paid by the Fund qualify for the 70% dividends received deduction for corporations unless derived from interest income or foreign source income. Distributions from long-term capital gains, whether paid in cash or additional shares of the Fund, are taxable to the shareholder for Federal income tax purposes as a long-term capital gain, regardless of the length of time Fund shares have been held by the shareholder.

     If you purchase shares shortly before the record date for a dividend or a capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, whether you elect to receive your dividends and distributions in additional Fund shares or take them in cash.

     Shareholders may be proportionately liable for taxes on income and gains of the Fund, but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

     Congress has mandated that if any shareholder fails to provide and certify to the accuracy of his or her social security number or other taxpayer identification number, the Fund will be required to withhold 31% of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure. In addition, shareholders will be subject to a fine payable to the Internal Revenue Service.

     Accordingly, in the event a shareholder fails to furnish and certify a taxpayer identification number, or the Internal Revenue Service notifies the Fund that a shareholder's taxpayer identification number is incorrect, or that withholding is otherwise required, the Fund will commence withholding on such shareholder's account. Once withholding is established, all withheld amounts will be paid to the Internal Revenue Service, from whom such shareholder should seek any refund. If withholding is commenced with respect to any shareholder account, the shareholder should consult with the shareholder's attorney or tax advisor or contact the Internal Revenue Service directly.

     Information as to the tax status of dividends and distributions paid to the shareholders will be furnished annually by the Fund. Shareholders should consult their own tax advisers with respect to any applicable state and local taxes on such dividends and distributions.

                                  CAPITAL STOCK

     The Fund, a Maryland corporation, has an authorized capitalization of two billion shares of capital stock, par value $0.10 per share. Shares of stock issued by the Fund are all of one class, are designated capital stock, are redeemable by the Fund at the option of the holder of the stock and have equal dividend, liquidation and voting rights, each share being entitled to one vote. There are no pre-emptive or other special rights outstanding or attached to any of the Fund's shares, nor are there any restrictions on the right to freely retain or dispose of such shares.

     Maryland law does not require the holding of annual shareholders' meetings unless otherwise required by law. However, 10% of the outstanding voting securities of the Fund shall have the right to call a shareholders' meeting for purposes of voting on the removal of a director.

     The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Fund's Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect anyone to the Board of Directors.

     Shareholders having questions concerning the Fund or their accounts should call the Transfer Agent at (800) 261-1700.

                            SPECIAL INVESTOR SERVICES

THE KAUFMANN/RESERVE FUND MONEY MARKET SWITCH PLAN ONLY REGULAR AND IRA ACCOUNTS MAY PARTICIPATE

     Shareholders may elect to participate in the Kaufmann/Reserve Fund Money Market Switch Plan (the "Switch Plan" or "Plan"), and thereby have the proceeds ($1,000 minimum, unless lowered by the Fund's Board of Directors) from the redemption of their Fund shares invested directly in shares of The Reserve Fund, Inc. ("Reserve"), or have the proceeds from the redemption of the Reserve shares reinvested directly in shares of the Fund. Investors may elect to participate by completing the portion of the application form which refers to the Switch Plan. The Fund and Reserve are not responsible to Switch Plan participants for purchase or redemption delays under the plan as long as the Fund and Reserve transmit the proceeds in accordance with written arrangements between the Fund and Reserve in connection with the Plan.

     For Shareholders who have elected to participate in the Plan, the "switch" from Fund shares into Reserve shares may be made by calling the Transfer Agent at (800) 261-1700. The proceeds, less the combined amount of 2/10th of 1% of such redemption proceeds retained by the Fund and Transfer Agent charges, if any, will be wired to Reserve on the seventh day following the "switch" request. Reinvestment in Fund shares will not be possible until the eighth day after the date of the "switch" from the Fund to Reserve.

     For reinvestment in shares of The Kaufmann Fund, Inc., call the Transfer Agent at (800) 261-0555 and instruct it to redeem your Reserve shares and reinvest the proceeds in your open account with The Kaufmann Fund, Inc. The limitation described on page ____ for telephone purchase orders does not apply to these reinvestment requests, there being no maximums for reinvestments from Reserve. However, any investor who deviates from the previously described procedure for reinvestment will be, among other things, subject to the maximums described on page ____ for telephone purchase orders. Any such reinvestment request received by Fund's transfer agent prior to 4:00 p.m. East Coast Time, will be processed at that day's closing net asset value for Fund shares; requests received after 4:00 p.m. East Coast time will be processed at the next day's net asset value. For Reserve yield information, the number to call is (800) 637-1700.

     For Federal income tax purposes, any such switch into Reserve will be regarded as a sale of Fund shares and the purchase of the other. The Fund and Reserve retain the right to limit the number of times the "switch" may be used by any shareholder within a specified period of time, and the Plan may be terminated at any time by either the Fund or Reserve.

     In the case of IRA accounts, the custodianship will be automatically transferred to the Trustee, Reserve Management Corp., Inc. ("RMCI"), if you choose to exchange into Reserve. Additional forms will be required by RMCI and will be mailed by Reserve at the time of the exchange. Subsequently, the trustee of your account will automatically be switched from RMCI to the Fund's custodian, State Street Bank and Trust Company, if you choose to reinvest in the Kaufmann Fund. There will be a limit of two exchanges per year.

AUTOMATIC INVESTMENT PLAN

     You can make regular investments in The Kaufmann Fund, Inc. with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly by automatically deducting $50 or more from your bank checking or savings account. You may change the amount of your monthly purchase at any time. There is a $500 minimum initial investment requirement for automatic investment plans. Shares will be purchased at the price next determined following receipt of the order by the Transfer Agent. You may cancel the Automatic Investment Plan at any time without payment of a cancellation fee. You will receive a confirmation on a quarterly basis from the Transfer Agent for every transaction, and a debit entry will appear on your bank statement. For further information, call Boston Financial Data Services, Inc. at (800) 261-0555.

PAYROLL DEDUCTION PLAN

     Regular investments in the Kaufmann Fund can be done through a Payroll Deduction Plan with a minimum initial investment of $500. To establish such a Plan, please complete the appropriate section of the account application found at the back of this prospectus. These purchases need to be initiated by your employer. Your employer will deduct from your paycheck the amount you wish to invest (minimum $50 monthly) and forward it to the Kaufmann Fund. Shares will be purchased at the price next determined after receipt of funds by the Transfer Agent. This plan can be terminated at any time by instructing your employer to discontinue the payments. For more information or application forms, please contact the Transfer Agent at (800) 261-0555.

SYSTEMATIC WITHDRAWAL PLANS

     If you own shares of The Kaufmann Fund, Inc. worth $5,000 or more, you may periodically have proceed checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Program payments are drawn from share redemptions. If Systematic Withdrawal Program redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Shareholders considering this Plan should first contact the Fund's Transfer Agent by calling (800) 261-0555 for details concerning this Plan. An investor may initiate such a Plan by completing the Systematic Withdrawal Plan Section of the Application which is contained at the back of this Prospectus.

RETIREMENT PLANS AND IRA ACCOUNTS

     Shares of the Fund may be purchased directly by existing retirement plans which allow such investments.

     In addition, qualified individuals may establish an Individual Retirement Account ("IRA") or 403(b) Plan to be funded with shares of the Fund. State Street Bank and Trust Company acts as custodian for any IRAs and 403(b) Plans thus created.

     For further information, an interested person should call Boston Financial Data Services at (800) 261-0555.

SHAREHOLDER STATEMENTS AND REPORTS

     Each time you buy or sell shares or reinvest a dividend or capital gains distribution in the Fund, you will receive a statement confirming such transaction and listing your current share balance with the Fund. Automatic Investment Plan Accounts will receive quarterly statements for the monthly transactions. You will also receive annual and semi-annual reports and year-end tax information about your account(s).

                                DISTRIBUTION PLAN

     The Fund has adopted a distribution plan (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to .75% per annum of the Fund's average daily net assets.

     The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing and mailing of prospectuses and reports to other than existing shareholders; printing and distribution of sales literature, and the compensation of persons primarily engaged in the sale and marketing of the Fund's shares.

                                  SERVICE FEES

     The Fund may also pay continuing service fees to broker dealers for personal service and for the maintenance of shareholder accounts. Such payments shall not exceed .25% per annum of the Fund's average daily net assets.

                          TRANSFER AGENT AND CUSTODIAN

     Boston Financial Data Services, Inc., Post Office Box 8331, Boston, MA 02266-8331 acts as shareholder servicing and transfer agent for the Fund. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 serves as custodian of the Fund's assets, including its portfolio securities. QUESTIONS CONCERNING SHAREHOLDER ACCOUNTS SHOULD BE DIRECTED TO BOSTON FINANCIAL DATA SERVICES, INC. BY CALLING (800) 261-0555.

     Management's Discussion of Fund Performance for 1997 including a graphical representation and comparison of the Fund's performance is contained in the Fund's Annual Report for 1997 and will be provided upon request and without charge by calling Boston Financial Data Services, Inc. at 800-261-0555. The Annual Report is also available on the Fund's Website: www.kaufmann.com.

                                     PART B

                             THE KAUFMANN FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                       ___________________________________


     This Statement of Additional Information (the "Statement"), which is not a prospectus (but which is incorporated into the Prospectus), supplements and should be read in conjunction with the current prospectus of The Kaufmann Fund, Inc. (the "Fund"), dated May 1, 1998, as it may be revised from time to time. To obtain a copy of the Fund's prospectus, please write to the Fund at 140 East 45th Street, 43rd Floor, New York, New York 10017 or call 212-922-0123.

Date of Statement of Additional Information:  May 1, 1998.

                                TABLE OF CONTENTS


                                                                   Page
                                                                   ----

General Information and History    .    .    .    .    .    .       1

Investment Objective and Policies  .    .    .    .    .    .       1

Investment Restrictions  .    .    .    .    .    .    .    .       4

Management of the Fund   .    .    .    .    .    .    .    .       5

Principal Holders of Securities    .    .    .    .    .    .       7

Investment Advisory Services  .    .    .    .    .    .    .       7

Brokerage Allocation     .    .    .    .    .    .    .    .       9

Potential Conflicts .    .    .    .    .    .    .    .    .      11

Distribution Plan   .    .    .    .    .    .    .    .    .      11

Special Investor Services     .    .    .    .    .    .    .      12

Purchase and Redemption of Shares  .    .    .    .    .    .      14

Taxes, Dividends and Capital Gains      .    .    .    .    .      14

Custodian .    .    .    .    .    .    .    .    .    .    .      15

Auditor   .    .    .    .    .    .    .    .    .    .    .      15

Financial Statements     .    .    .    .    .    .    .    .      15

Performance Information  .    .    .    .    .    .    .    .      15

Additional Performance Information for the Fund   .    .    .      17

                         GENERAL INFORMATION AND HISTORY

     General  information  relating to the Fund and its history will be found on
p. ___ of the prospectus under the caption "The Fund."

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective and certain of its investment policies are described on pages ___ through ___ of the Fund's Prospectus.

     In addition to the objective and policies discussed in the Prospectus, the Fund has adopted the following investment policies and techniques.

     Securities of Other Investment Companies - The Fund may invest up to 10% of the value of its total assets in the securities of other registered investment companies (open end or closed end), provided that the Fund may not purchase (i) more than 3% of the voting securities of any one investment company or (ii) securities of any investment company having an aggregate value in excess of 5% of the total value of the assets of the Fund. All such securities must be acquired by the Fund in the open market, in transactions involving no commissions or discounts to a sponsor or dealer other than customary brokerage commissions. The Fund will not invest in any investment company having a contingent deferred sales charge, but will not regard redemption fees of up to 2/10ths of 1% of the investment as such a charge.

     Repurchase Agreements - Repurchase agreements are arrangements in which banks, broker/dealers and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund's custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on a sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court would rule in favor of the Fund and allow it to retain or dispose of such securities. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions such as broker/dealers which are found by the Fund's investment adviser to be creditworthy. The Fund's investment adviser monitors the creditworthiness of the other parties to repurchase agreements.

     Repurchase agreements usually are for short periods such as one week, but could be longer. The Fund will not enter into repurchase agreements of more than seven days duration if more than 10% of its net assets would be invested in such repurchase agreements and in restricted securities. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940.

          Options Contracts and Risks -
          -----------------------------

          (i)  General

          Puts and calls are relatively short-term option contracts (rarely for periods longer than nine months) acquired at a cost or "premium" to the Fund or written by the Fund in return for a premium, in each case whether or not the option is exercised during its terms.

          A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

          A put purchased by the Fund constitutes a hedge against a decline in the price of a security owned by the Fund, it may be sold at a profit or loss depending upon changes in the price of the underlying security, it may be exercised at a profit provided that the amount of the decline in the price of the underlying security below the exercise price during the option period exceeds the option premium, or it may expire without value. A call constitutes a hedge against an increase in the price of a security which the Fund has sold short, it may be sold at a profit or loss depending upon changes in the price of the underlying security, it may be exercised at a profit provided that the amount of the increase in the price of the underlying security over the exercise price during the option period exceeds the option premium, or it may expire without value. The maximum loss exposure involved in the purchase of an option is the cost of the option contract.

         (ii)  Covered Option Writing

          So long as the obligation of the writer of a put or call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option which he previously sold. Once a writer has been assigned an exercise notice in respect to an option, he is thereafter not allowed to repurchase that option. To secure his obligation to deliver the underlying security in the case of a call option, or to pay for the underlying security in the case of a put option, a writer is required to deposit with a custodian in escrow the underlying security or other assets and to mark the same to market, all in accordance with the rules of the clearing corporations and of the exchanges and securities laws.

          The principal reason for writing call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. The covered call option writer has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the obligation as a writer continues, but has retained the risk of loss, should the price of the security decline. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security remains above the exercise price, but has assumed an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. The option writer has no control over when he may be required to sell his securities in the case of a call option or to purchase securities in the case of a put option, since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain, of course, may in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          (iii) Risks Relating to Options

          An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the sale of underlying securities pursuant to the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

          Reasons for the absence of a liquid secondary market on an exchange include the following: (a) there may be insufficient trading interest in certain options; (b) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (c) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (d) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (e) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event, the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution, by an exchange, of special procedures which may interfere with the timely execution of customers' orders.

          The amount of the premiums which the Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

          For additional information concerning options see p. ___ of the Fund's prospectus.

                             INVESTMENT RESTRICTIONS

     The Fund has also adopted the following investment restrictions, which cannot be changed without the approval of the holders of a majority of its shares. The term "majority" means the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. These restrictions provide that the Fund shall not:

     1. Purchase securities on margin from brokers.

     2. Invest in commodities, commodity contracts or real estate, or limited partnership interests in real estate, except that the Fund may invest in readily marketable securities of real estate trusts or companies, and in master limited partnership interests traded on a national securities exchange.

     3. Borrow money, except from banks in an amount which will not cause the Fund's net assets (including the amount borrowed) to be less than 300% of such borrowed amount and then providing that (i) if the Fund's assets become less than three times the amount of the Fund's bank borrowing, the Fund will, within three days (not including Saturdays, Sundays or holidays) reduce its bank borrowings to the extent required to restore such 300% coverage and (ii) such bank borrowing may be collateralized by the deposit of portfolio securities with, or the segregation of such securities for the account of, the lending bank, but in no case will such bank borrowings exceed 50% of the net assets of the Fund or the value of such pledged securities exceed 75% of the total assets of the Fund.

     4. With respect to 50% of the value of its total assets, invest more than 5% of the value of its total assets in any one issuer, excluding United States Government securities, or purchase more than 10% of the outstanding voting securities of any one issuer.

     5. Participate in a joint securities trading account.

     6. Issue senior securities except to the extent of borrowings.

     7. Underwrite the securities of other issuers.

     8. Purchase the securities of an issuer, if any affiliate, (including the Fund's officers and directors) who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

     9. May not invest 20% or more of its net assets in securities of issuers with an operating history of less than three year continuous operation.

     10. Invest in oil, gas or mineral leases.

                             MANAGEMENT OF THE FUND

     The Fund's Directors are responsible for the Fund's management, and they have certain fiduciary duties and obligations to the Fund and its shareholders under the laws of the State of Maryland and applicable federal securities laws. The information provided below sets forth biographical information regarding each Director. Directors who are "interested persons" of the Fund, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 are marked by an asterisk. Generally speaking, the term "interested persons" includes persons who have close family or substantial financial or professional relationships with investment companies, their investment advisors, principal underwriters, officers and employees. The address of the Directors who are "interested persons" is 140 East 45th Street, 43rd Floor, New York, New York 10017.

Directors and Officers of the Fund
----------------------------------

*Hans P. Utsch; Director, President and Treasurer
     140 East 45th Street, 43rd Floor, New York, New York 10017

     He is Chairman of Edgemont Asset Management Corporation, the Fund's investment manager and has acted as such, since its founding in August, 1984. He is a co-portfolio manager of the Fund together with Mr. Auriana. Mr. Utsch holds a BA from Amherst College and an MBA from Columbia
     University. Mr. Utsch is the principal shareholder of Bowling Green Securities, Inc., a registered broker/dealer. For over the last five years he has managed that firm's investment port- folio. Age: 62.

*Lawrence  Auriana;  Chairman  of the Board and  Director,  Vice  President  and
     Secretary
     140 East 45th Street, 43rd Floor, New York, New York 10017

     Mr. Auriana is President of Edgemont Asset Management Corporation, the Fund's investment manager, and has acted as such, since its founding in August, 1984. He is co-portfolio manager of the Fund together with Mr. Utsch. Mr. Auriana holds a BA from Fordham University and attended New York University's Graduate School of Business. Age: 54.

Leon Lebensbaum; Director
     3601 Hempstead Turnpike, Levittown, New York 11756

     Mr. Lebensbaum, an attorney and a certified public accountant, has been in private practice since 1970. He is currently a general partner in the accounting firm of Lebensbaum and Russo, an accounting firm. Prior thereto he was a Special Agent in the Intelligence Division of the Internal Revenue Service. Age: 75.

Gerard M. Grosof; Director
     31 Prospect Place, Brooklyn, New York 11217

     Mr. Grosof is a high-technology venture capitalist. He is a Director of Quantametrics, Inc. From 1982-1985 he was Vice President, Treasurer and a Director of Memory Metals, Inc., a metal alloy firm. From 1980 to 1982 he served as an officer of CG Technology Corporation, a contract research and development firm. Age: 69.

Pauline Gold, Esquire; Director
     150 Bay Street, Staten Island, New York 10301

     Mrs. Gold in an attorney and, since 1964, has been engaged in the private practice of law. Age: 61.

Roger E. Clark; Director
     116 Juniper Road, New Canaan, Connecticut  06840

     Mr. Clark is President of Teleproducts Corporation Consulting, which is involved in the business of telephone-computer interfacing. During the period from 1980 to June 1987, he was a marketing executive for Xerox Corporation. Age: 64.

Remuneration of Directors and Officers
--------------------------------------

     The Directors, other than Messrs. Utsch and Auriana, presently receive an annual retainer of $25,000 plus $4,000 for each Board of Directors' Meeting and $3,000 for each Committee Meeting attended, plus expenses. Directors fees for the year ended December 31, 1997 totaled $210,900.

*Interested Persons
-------------------

     Hans P. Utsch, Fund President and Treasurer, and Lawrence Auriana, Fund Vice President and Secretary, are also the Chairman of the Board and President, respectively, of Edgemont Asset Management Corporation ("Edgemont") and are its sole shareholders. As such, they are "interested persons" of the Fund.

                         PRINCIPAL HOLDERS OF SECURITIES

     The Fund's records show that the only owners of more than 5% of the Fund's outstanding shares at the close of business on December 31, 1997 were Charles Schwab & Co. and National Financial Co. The shares are understood to be held by them for undisclosed investors who are the beneficial owners.

                          INVESTMENT ADVISORY SERVICES

     Edgemont Asset Management Corporation (hereafter sometimes "Edgemont"), a New York corporation organized in August 1984, having its principal office at 140 E. 45th Street, 43rd Floor, New York, New York 10017, presently serves as the Fund's investment advisor. Edgemont does not serve as investment advisor to any other investment company. Messrs. Utsch and Auriana are control persons of Edgemont.

     The Investment Advisory Agreement was approved for an additional one-year term by a majority of the Fund's Board of Directors including a majority of those Directors who are not interested persons (as that term is defined in the Investment Company Act of 1940) at a meeting held on October 15, 1997 called for the purpose of voting on such Agreement. It will continue in effect until October 30, 1998 and thereafter for successive annual periods provided that such continuance is specifically approved at least annually by (a) the Fund's Board of Directors, provided, that the continuance is also approved by a majority of those Directors who are not interested persons of the Fund or Edgemont, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the Fund's outstanding voting shares. The Investment Advisory Agreement may be terminated at any time, without penalty, on sixty days' prior written notice, by the vote of a majority of the Fund's outstanding voting shares or by the vote of a majority of the Fund's Board of Directors or by Edgemont, and will terminate automatically in the event of its assignment.

     It is Edgemont's responsibility to arrange for the purchase and sale of the Fund's portfolio securities.

     Edgemont furnishes the Fund, at no cost, with the services of those of Edgemont's officers and full-time employees who may be duly elected executive officers or directors of the Fund.

     The Fund shall be responsible for effecting sales and redemptions of its shares, for determining the net asset value thereof and for all of its other operations and shall pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent not to exceed fair market value for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, stockholders reports and notices; cost of supplies and postage; Federal and state registration fees; Federal, state and local taxes; the fees of directors who are not interested persons; interest on its bank loans; and brokerage commissions.

     Edgemont  received  $35,051,628,  $66,206,955 and $85,089,829 in management fees for 1995, 1996, and 1997 respectively.

     Formerly, Edgemont was required to agree, as a condition of qualifying its shares for sale in certain jurisdictions, that if the Fund's annual expenses exceeded a certain percentage of average net assets, Edgemont was required to reduce its annual investment advisory fee to the percentage limitations imposed on the Fund by the laws of the interested jurisdiction. California limited expenses to 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1-1/2% of all in excess of $100 million. Fees reimbursed to the Fund for the year 1995 were $3,500,370.

     While not required to do so for 1996 because of a change in the law, Edgemont, nevertheless, voluntarily limited certain Fund expenses to the California standard and rebated $5,243,247 to the Fund for 1996. It also limited its expenses in accordance with the California standard for 1997 and rebated $6,589,322. It may limit its expenses in the same way for 1998.

                              BROKERAGE ALLOCATION

     Hans P. Utsch and Lawrence Auriana, sole shareholders of Edgemont, the Fund's investment advisor, are primarily responsible for placing the portfolio brokerage business of the Fund.

     In all brokerage orders, the Fund will seek the most favorable prices and executions. The determination of what may constitute the most favorable price and execution in a brokerage order involves a number of factors, including the overall direct net economic result to the Fund (involving both price paid or received, and any commissions or other costs paid), and the efficiency with which the transaction is effected. The sale of Fund shares may be considered when determining the firms which are to execute brokerage transactions for the Fund. In addition to considering a broker's execution capacity and price, Edgemont may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund. Edgemont is authorized to pay to a broker-dealer who provides such brokerage and research services a commission for executing a particular transaction for the Fund which is in excess of the amount of commission another broker- dealer would have charged for effecting the transaction if Edgemont determines, in good faith, that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of the particular transaction or in terms of the overall responsibilities of Edgemont to the Fund.

     For purposes of the above, a person provides brokerage and research services insofar as it: (1) furnishes service, either directly or through publications or writings, as to the value of the securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (2) furnishes analyses and reports concerning issuers, industries, securities, economic factors and tends, portfolio strategy and the performance of accounts; (3) effects securities transactions and performs functions incidental thereto (such as clearance, settlement or custody) or required in connection therewith by rules of the Securities and Exchange Commission or the NASD of which such person is a member or is a person associated with an NASD member firm or in which such person is a participant.

     Since July 1, 1992, the Fund has permitted Edgemont to use Bowling Green Securities, Inc. ("Bowling Green Securities") as one of the Fund's principal brokers for exchange traded securities transactions only. Hans P. Utsch is the owner of Bowling Green Securities; Lawrence Auriana is affiliated with Bowling Green Securities as a registered representative. Any such use must be in compliance with Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder and of the Rules thereunder.

     In accordance with Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder and the Rules thereunder, Bowling Green Securities may act as a broker in connection with the sale of various exchange traded securities to or by the Fund. In placing orders with Bowling Green Securities for brokerage transactions for the Fund, pursuant to standards adopted by the Board of Directors of the Fund, Edgemont must ascertain that any commissions, fees or other remuneration paid to Bowling Green Securities are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

     Bowling Green Securities is required to provide regular brokerage services to the Fund at competitive rates that will demonstrably be proper under the circumstances and in accordance with Section 11(a) of the Securities Exchange Act of 1934. Bowling Green Securities is not a member of a national securities exchange, and thus is not, at present, subject to any limitations under Section 11(a). However, that Section authorizes the Securities and Exchange Commission to regulate or prohibit broker-dealers such as Bowling Green Securities in or from effecting transactions in securities owned by an account such as the Fund, over which the principals of Bowling Green Securities have investment discretion. To date, the Commission has not seen fit to do so. Bowling Green Securities cannot buy or sell portfolio securities as principal from or to the Fund.

     To the extent that portfolio transactions are effected through Bowling Green Securities as broker, any increase of portfolio activity will be beneficial to that firm (and its owner and principal employee, respectively, Messrs. Utsch and Auriana), because of brokerage commissions payable in connection therewith.

     The Fund is also permitted to purchase underwritten securities during the existence of an underwriting syndicate of which Bowling Green Securities is a member, subject to restrictions of applicable law and the Fund's policies.

     During  1995  and  1996,   the  Fund  paid   $4,530,898   and   $8,946,721,
respectively, in brokerage commissions. Of these amounts $51,020 in 1995 and $66,520 in 1996 were paid to Bowling Green Securities. During 1997, total brokerage commissions in the amount of $10,106,929 were paid on total transactions of

$3,124,758,744. Of the total amount of commissions paid, .45% was paid to Bowling Green Securities on .50% of the total portfolio transactions effected. Of the $45,000 in commissions paid to Bowling Green Securities, $5,900. was paid to Herzog Heine Geduld, the clearing broker for Bowling Green Securities.

     The Fund's Board of Directors has established Rule 17e-1 conditions and procedures (see above) for the use of Bowling Green Securities. The Board also determined that the Fund's independent public accountants should review the exchange trades executed by Bowling Green Securities at the end of each quarter and report the results of the survey to the Board at its next succeeding meeting. The Board continues to review the appropriateness of the conditions and procedures no less frequently than annually.

POTENTIAL CONFLICTS

     Hans P. Utsch and Lawrence Auriana each is (1) Director and Officer of the Fund; (2) a Director and Officer of Edgemont, the Fund's investment advisor; (3) an employee (and in Mr. Utsch's case, the owner) of the broker-dealer to whom a portion of the Fund's brokerage is being directed; (4) a controlling principal in the Fund's investment decision making process.

     These affiliations of Messrs. Utsch and Auriana create for each of them an inherent potential conflict of interest. The Fund's Directors who are not interested persons are aware of these potential conflicts but do not presently perceive them as detrimental to the Fund.

                                DISTRIBUTION PLAN

     The Fund has adopted a distribution plan (the "Distribution Plan"), under the terms of which the Fund may incur distribution expenses of up to .75% per annum of the Fund's average daily net assets.

     The Distribution Plan has been approved by the Fund's Board of Directors, including by all of the "Rule 12b-1 Directors" ("Rule 12b-1 Directors" are those directors who are not "interested" persons of the Fund as defined in the Investment Company Act of 1940, and who have no direct or indirect financial interest in the Distribution Plan or any related agreement). The Distribution Plan has been approved for an additional term ending October 18, 1998, unless earlier terminated by a vote of a majority of the Rule 12b-1 Directors, or by vote of a majority of the Fund's outstanding shares.

     The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing and mailing of prospectuses and reports for other than existing shareholders, printing and distribution of sales literature, and the compensation of persons primarily engaged in the sale and marketing of the Fund's shares.

     The Distribution Plan may not be amended to increase materially the amount to be spent by the Fund under the Distribution Plan without shareholder approval, and all material amendments to the provisions of the Distribution Plan must be approved by a vote of the Board of Directors, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of such a vote. During the continuance of the Distribution Plan a report, in writing, will be given to the Fund's Board of Directors, quarterly, showing the amounts and purposes of such payments for services rendered pursuant to the Distribution Plan. Further, during the term of the Distribution Plan, the selection and nomination of those Directors who are not interested persons of the Fund must be and has been committed to the discretion of the Rule 12b-1 Directors.

     During 1997, the following sums were spent for the following purposes.

Advertising - Print Media                         $5,379,370
Advertising -  Broadcast Media                     2,390,287
Advertising - Internet                             1,482,237
Printing and stationery                            2,073,363
Postage                                            1,297,674
Services rendered                                  1,206,205
List rentals                                         582,852
Broker dealer fees                                 1,061,204
Employee compensation and benefits                   560,903
Telephone                                             76,012
Professional fees                                     11,245
Other                                                  8,075
Travel                                                19,508
Subscriptions                                          1,065

                            SPECIAL INVESTOR SERVICES

     A shareholder may make arrangements for an Automatic Investing Plan. There is a one time set-up charge of $5. The Automatic Investing Plan may be changed or canceled at any time upon receipt by the Fund's Transfer Agent of written instructions or an amended application from the shareholder with signatures guaranteed. It will be terminated automatically whenever a check is returned as being uncollected for any reason.

     Since the Fund's shares are subject to fluctuations in both income and market value, an investor contemplating making periodic investments in shares of the Fund should consider his financial ability to continue such investments through periods of low price levels, and should understand that such a program cannot protect him against loss of value in a declining market.

Individual Retirement Accounts (IRAs)
-------------------------------------

     The individual investor can select the shares of the Fund to fund either an IRA, Rollover IRA or a non-working spousal IRA. To establish an IRA with the Fund, you must complete an IRA Account Registration Form. If the assets are being moved from an existing IRA to the Fund, you must also complete the IRA Rollover/Transfer Form.

     Many investors are eligible to deduct from federal income tax all or a portion of their IRA investment. All dividends and capital gains on IRA investments grow tax deferred until withdrawal. Investors may make contributions to their IRAs until the tax year prior to reaching age 70 1/2. Mandatory withdrawals must begin the year after an investor reaches 70 1/2. Investors should consult their tax advisers for details on eligibility and tax implications.

     A Simplified Employee Pension Plan (SEP-IRA) may also be established. Persons eligible may establish a SEP-IRA with their employer to invest in shares of the Fund. Contact the Transfer Agent at (800) 637-1700 for details on eligibility and other information.

     In connection with the creation of an IRA account, please read the IRA Disclosure Statement and Custodial Agreement which contains further information regarding services and fees.

     Investors should consult with their own tax advisers before establishing an IRA account.

Qualified Retirement Plans
--------------------------

     The Fund has model Section 401(k) plans, Section 403(b)(7) plans and Money Purchase and Profit Sharing Plans available. Contact the transfer agent at (800) 637-1700 for details on eligibility and other information.

Systematic Withdrawal Plan
--------------------------

     Shares are redeemed to make the requested payment on the 25th day of each month in which a withdrawal is to be made and payments are mailed within five business days following the redemption. Each redemption of shares may result in a gain or loss, which the investor must report on his income tax return. Consequently, the investor should keep an accurate record of any gain or loss on each withdrawal.

                        PURCHASE AND REDEMPTION OF SHARES

     Information relating to the procedure for the purchase and redemption of the Fund's shares at net asset value is contained on pages ___ through ___ of the Fund's Prospectus.

     A description of the procedure for the determination of the net asset value of the Fund's shares is contained on page ___ of the Fund's Prospectus.

                       TAXES, DIVIDENDS AND CAPITAL GAINS

     It is the intention of the Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. At least 90% of gross income must be derived from dividends, interest, payments with respect to securities loans and gains from the sale of securities.

     If, in any taxable year, the Fund should not qualify as a "regulated investment company" under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and may qualify for the 70% deduction for dividends received by corporations.

     The term "regulated investment company" does not imply the supervision of the investment practices or policies of the Fund by any government agency.

     Qualification as a "regulated investment company" relieves the Fund from any liability for Federal income taxes to the extent its net investment income and capital gains are distributed.

     The Fund does not intend to make distributions of profits realized on the sale of securities unless available capital loss carryovers, if any, have been utilized or have expired.

                                    CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is custodian of the securities and cash owned by the Fund. The Custodian is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering securities sold against payment, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by persons authorized by the Fund. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. Portfolio securities of the Fund purchased in the United States are maintained in the custody of the Custodian, and may be entered in the Federal Reserve Book Entry System, or the security depository systems of The Depository Trust Company.

                                     AUDITOR

     Sanville & Company, 1514 Old York Road, Abington, Pennsylvania 19001, will serve as the Fund's independent public accountants and will audit the Fund's records and prepare financial statements based thereon.

                              FINANCIAL STATEMENTS

     The latest financial highlights of the Fund appear in the Prospectus: other financial statements of the Fund as at 12/31/97 appear in the 1997 Annual Report of the Fund and they are incorporated by reference.

                             PERFORMANCE INFORMATION

     The performance of The Kaufmann Fund, Inc. may be compared to the record of the Standard & Poor's Corporation 500 Stock Index ("S&P 500 Stock Index"), the NASDAQ Composite Index, the Russell 2000 Index, the Wilshire 5000 Equity Index and returns quoted by Ibbotson Associates. The S&P 500 Stock Index is a well known measure of the price performance of 500 leading larger domestic stocks which represents approximately 80% of the market capitalization of the United States equity market. In comparison, the NASDAQ National Market System is comprised of all stocks on NASDAQ's National Market System, as well as other NASDAQ domestic equity securities. The NASDAQ Composite Index has typically included smaller, less mature companies representing 10% to 15% of the capitalization of the entire domestic equity market. Both indices are unmanaged and capitalization weighted. In general, the securities comprising the NASDAQ Composite Index are more growth oriented and have a somewhat higher "beta" and P/E ratio than those in the S&P 500 Stock Index. The Russell 2000 Index is a capitalization weighted index which measures total return (and includes in such calculation dividend income and price appreciation). The Russell 2000 is generally regarded as a measure of small capitalization performance. It is a subset of the Russell 3000 Index. The Russell 3000 is comprised of the 3000 largest U.S. companies. The Russell 2000 is comprised of the smallest 2000 companies in the Russell 3000 Index. The Wilshire 5000 Index is a broad measure of market performance and represents the total dollar value of all common stocks in the United States for which daily pricing information is available. This index is also capitalization weighted and captures total return. The small company stock returns quoted by Ibbotson Associates are based upon the smallest quintile of the New York Stock Exchange, as well as similar capitalization stocks on the American Stock
Exchange and NASDAQ. This data base is also unmanaged and capitalization weighted.

The total returns for all indices used show the changes in prices for the stocks in each index. However, only the performance data for the S&P 500 Stock Index and the Ibbotson Associates performance data assume reinvestment of all capital gains distributions and dividends paid by the stocks in each data base. Tax consequences are not included in such illustrations, nor are brokerage or other fees or expenses reflected in the NASDAQ Composite or S&P 500 Stock figures. In addition, the Fund's total return or performance may be compared to the performance of other funds or other groups of funds that are followed by Morningstar, Inc. a widely used independent research firm which ranks funds by overall performance, investment objectives and asset size. Morningstar proprietary ratings reflect risk-adjusted performance. The ratings are subject to change every month. Morningstar's ratings are calculated from a fund's three-year and five-year average annual returns with appropriate sales charge adjustments and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Ten percent of the funds in an asset class receive a five star rating. The Fund's total return or performance may also be compared to the performance of other funds or groups of funds by other financial or business publications, such as Business Week, Investors Daily, Mutual Fund Forecaster, Money Magazine, Wall Street Journal, New York Times, Baron's, and Lipper Analytical Services. The Fund's performance may also be compared, from time to time, to (a) indices of stocks comparable to those in which the Fund invests; (b) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund. Certain government statistics, such as the Gross National Product, may be used to illustrate the investment attributes of the Fund or the general economic business, investment or financial environment in which the Fund operates.
Finally, the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs or charts where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis.

                 ADDITIONAL PERFORMANCE INFORMATION FOR THE FUND

     The Fund may reflect its total return in advertisements and shareholder reports. Total investment return is one recognized method of measuring mutual fund investment performance. Quotations of average annual total return will be shown in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1 year, 5 years and 10 years. This method of calculating total return is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value; (2) all recurring fees are included for applicable periods; and (3) the redemption fee of .2% on redemption of Fund shares acquired after February 1, 1985 is taken into consideration. Total return may also be expressed in terms of the cumulative value of an investment in the Fund at the end of a defined period of time. Total returns for the one, five and ten year periods ending 12/31/97 were 12.56%, 139.96% (annualized 19.13%) and 946.12% (annualized
26.46%), respectively.

                                     PART C

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements
          --------------------

The following financial statements for the calendar year ending December 31, 1996 appear in the Fund's Prospectus or in the Statement of Additional Information.

          In Prospectus
          -------------

               Per Share Income and Capital Changes -
               Ten Years - December 31, 1988-1997

          In Statement of Additional Information
          --------------------------------------

               The Registrant's Annual Report for the calendar year ending 12/31/97 is incorporated by reference. Pursuant to the requirements of Rule 303(b) of Regulation ST, the following financial statements appearing in the Registrant's 12/31/97 Annual Report, filed in electronic format, are included as exhibits to this filing.

          (1)  Statement of Assets and Liabilities - December 31, 1997

          (2)  Statement of Operations - December 31, 1997

          (3) Statement of Changes in Net Assets - December 31, 1996 and December 31, 1997

          (4)  Notes to Financial Statements - December 31, 1997

          (5)  Opinion of Sanville and Company dated March 23, 1998

          (6)  Schedule of Investments - December 31, 1997

          (7)  Schedule of Securities Sold Short - December 31, 1997

     (b)  Exhibits
          --------

                                                                 Exhibit No.
                                                                 -----------
          (1)  Copies of the Certificate of
               Incorporation as now in effect;

               Certificate of Incorporation,
               as amended                                        (i)***

          (2)  Copies of the existing By-Laws
               or instruments corresponding
               thereto;

               Copy of By-Laws                                   (ii)***

          (3)  Copies of any voting Trust                        None
               Agreement with respect to
               more than 5% of any class
               of equity securities of
               the Registrant.

          (4)  Specimens of copies of each
               security issued by the
               Registrant, including copies
               of all constituent instruments,
               defining the rights of the
               holders of such securities and
               copies of each security being
               registered;

               The Kaufmann Fund, Inc.                           4*
               Certificate of Common Stock

          (5)  Copies of all investment
               advisory contracts relating to
               the management of the Assets
               of the Registrant;

               Copy of Investment Management                     5***
               Agreement between The Kaufmann
               Fund, Inc. and Edgemont Asset
               Management Corporation, as amended.

          (6)  Copies of each underwriting or                    None
               distribution contract between
               the Registrant and a principal
               underwriter, and specimens of
               copies of all agreements between
               principal underwriters and dealers.

          (7)  Copies of all bonus, profit                       None
               sharing, pension or other similar
               arrangements wholly or partly for
               the benefit of Directors or
               Officers of the Registrant in
               their capacity as such; any such
               plan that is not set forth in a
               formal document, furnish a
               reasonably detailed description thereof.

          (8)  Copies of all custodian
               agreements and depository
               contracts under Section 17(f)
               of the 1940 Act with respect
               to securities and similar
               investments.

               Custodian Agreement                               8(a)
               between and The Kaufmann Fund,
               Inc. and State Street Bank and
               Trust Company.

               Special Custody Account Agreement                 8(b)
               between The Kaufmann Fund, Inc., State
               Street Bank and Trust Company, and
               Morgan Stanley Prime Brokerage

          (9)  Copies of all material contracts
               not made in the ordinary course
               of business which are to be
               performed in whole or in part at
               or after the date of the filing of
               the Registration Statement;

               Transfer Agency and                               9(a)
               and Service Agreement between
               The Kaufmann Fund, Inc. and Boston
               Financial Data Services, Inc.

               Copy of Authorization Agreement                   9(b)
               for payment of Service Fees

          (10) An opinion and consent of counsel
               as to the legality of the securities
               being registered, indicating whether
               they will, when sold, be legally
               issued, fully paid and non-assessable;

               Opinion of Martin V. Miller, Esq.                 10
               and consent dated 4/20/98

          (11) Copies of any other opinions,
               appraisals or rulings and consents
               to the use thereof relied on in the
               preparation of this Registration
               Statement and required by Section 7
               of the 1933 Act.

               (a)  Opinion of Sanville
                    Company - Certified Public
                    Accountants included in Annual
                    Report for year ending 12/31/97
                    which is incorporated by reference
                    in the Fund's 1997 Annual Report.

               (b)  Consent of Sanville &                        11(b)
                    Company

          (12) All financial statements                          None
               omitted from Item 23;

          (13) Copies of any agreements or                       None
               understandings made in
               consideration for providing the
               initial capital between and among
               the Registrant, the Underwriter,
               adviser, promoter, or initial
               stockholders that their purchases
               were made for investment purposes
               without any present intention of
               redeeming or reselling.

          (14) Copies of model plan used in the
               establishment of any retirement plan
               in conjunction with which Registrant
               offers its securities, any instructions
               thereto, and any other documents making
               up the model plan.  Such form(s) should
               disclose the costs and fees charged in
               connection therewith.

               Copy of State Street Bank and Trust               14(a)**
               Company Individual Retirement
               Custodial Account.

               Copy of Disclosure Statement.                     14(b)**

          (15) Copies of any plan entered into
               by Registrant pursuant to Rule 12b-1
               under the 1940 Act, which describes
               all material aspects of the
               financing of distribution or
               Registrant's shares, and
               any agreements with any person
               relating to implementation of such
               Plan.

               Plan of Distribution adopted                      15(a)(1)
               by The Kaufmann Fund, Inc.

               Amendment No. 1 dated 7/1/93                      15(a)(2)

               Agreement Pursuant to Plan of                     15(b)(1)
               Distribution between The
               Kaufmann Fund, Inc. and Edgemont
               Asset Management Corporation

               Amendment No. 1 dated 7/1/93                      15(b)(2)

               Form of Distribution Agreement                    15(c)

          (16) Schedule for computation
               of each performance quotation
               provided in the Registration
               Statement in response to Item 22
               (which need not be audited).

               Computation of a $1,000                           16
               Hypothetical Investment in
               the Fund, as set forth in
               Prospectus Fee Table

          (17) A Financial Data Schedule meeting                 17
               the requirements of Rule 483 under
               the Securities Act of 1933.

          (18) Copies of any plan entered into                   N/A
               pursuant to Rule 18f-3 under the
               1940 Act.

  * An Exhibit to Post-Effective Amendment No. 37 which was filed on December 11, 1993.

 ** An Exhibit to Post-Effective Amendment No. 43 which was filed on March 15, 1995.

*** An Exhibit to Post-Effective Amendment No. 45 filed electronically on March 11, 1996.

All Exhibits except those filed with this Post-Effective Amendment are hereby incorporated by reference.

Item 25.  Persons Controlled by or Under Common Control With Registrant
          -------------------------------------------------------------

          There are no persons controlled by or under common control with Registrant.

Item 26.  Number of Holders of Securities
          -------------------------------

          (a)  Title of Class
               --------------

               Common Capital Stock, $.10 par value

          (b)  Number of Record Holders
               ------------------------

               As of December 31, 1997 - 273,233

Item 27.  Indemnification
          ---------------

          (a) General. The Articles of Incorporation (the "Articles") of the Fund provide that to the fullest extent permitted by Maryland or federal law, no director or officer of the Fund shall be personally liable to the Fund or its shareholders for money damages and each director and officer shall be indemnified by the Fund. The By-Laws of the Fund provide that the Fund shall indemnify any individual who is a present or former director or officer of the Fund and who, by reason of his position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a "Proceeding") against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law.

          (b) Disabling Conduct. Both the Articles and the By-Laws provide, however, that nothing therein shall be deemed to protect any director or officer against any liability to the Fund or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct").

               The By-Laws provide that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

          (c) Standard of Conduct. Under Maryland law, the Fund may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or
               (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable  cause  to  believe  that  the  act  or  omission  was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination, in accordance with Maryland law, has been made that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

          (d) Required Indemnification. Maryland law requires that a director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

          (e) Advance Payment. The By-Laws provide that the Fund may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. In accordance with the By-Laws, such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Fund shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither "interested persons" of the Fund, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

          (f) Insurance. The By-Laws provide that, to the fullest extent permitted by Maryland law and Section 17(h) of the 1940 Act, the Fund may purchase and maintain insurance on behalf of any officer or director of the Fund, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Fund would have the power to indemnify him or her against such liability.

Item 28.  Business and Other Connections of Investment Advisor
          ----------------------------------------------------

     Bowling Green Securities, Inc., 140 East 45th Street, 43rd Floor, New York, New York 10017, is wholly owned by Hans P. Utsch. Mr. Utsch is the Chairman of the Board and owner of 50% of the outstanding voting securities of Edgemont Asset Management Corporation. Mr. Lawrence Auriana is a registered representative of Bowling Green Securities, Inc. and is a director and president of Edgemont Asset Management Corporation and owns 50% of the outstanding voting securities of such company.

Item 29.  Principal Underwriter
          ---------------------

          The Fund does not have a principal underwriter

Item 30.  Location of Accounts and Records
          --------------------------------

          The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing) records, are maintained by the Fund at 140 East 45th Street, 43rd Floor, New York, New York 10017; the Fund's accounting and transfer agency records are maintained at Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, MA 02171.

Item 31.  Management Services
          -------------------

          There are no management service contracts not described in Part A or Part B of Form N-1A

Item 32.  Undertakings
          ------------

          a) The Fund undertakes to provide a copy of its most recent Annual Report without charge to any recipient of its currently effective prospectus who requests the information.

          b) The Fund agrees that the Directors of the Fund will promptly call a meeting of shareholders for the purpose of acting upon questions of removal of a director or directors when requested in writing to do so by the record holder of not less than 10% of the outstanding shares.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in the City of New York and State of New York, on the 29th day of April, 1998.



                                        THE KAUFMANN FUND, INC.

                                        /s/ Hans P. Utsch
                                   By:  ___________________________
                                        President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

NAME                     TITLE                    DATE

/s/ Hans P. Utsch                                 April 29, 1998
______________________   Director,                _________________
HANS P. UTSCH            President and
                         Treasurer

/s/ Lawrence Auriana                              April 29, 1998
______________________   Chairman of Board,       _________________
LAWRENCE AURIANA         Director,
                         Vice President
                         and Secretary

/s/ Leon Lebensbaum                               April 29, 1998
______________________   Director                 _________________
LEON LEBENSBAUM

/s/ Gerard M. Grosof                              April 29, 1998
______________________   Director                 _________________
GERARD M. GROSOF

/s/ Pauline Gold                                  April 29, 1998
______________________   Director                 _________________
PAULINE GOLD

/s/ Roger E. Clark                                April 29, 1998
______________________   Director                 _________________
ROGER E. CLARK



I participated in the preparation of Post Effective Amendment No. 48 to the Registration Statement on Form N-1A of the Kaufmann Fund, Inc. It does not contain disclosure which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.


                                     /s/ Martin V. Miller
                                     --------------------------------
                                         Martin V. Miller